Property and Equipment	12 Months Ended
Dec. 31, 2023
Property and Equipment
Property and Equipment
(5)	Property and Equipment

Property and equipment consist of the following:

	December 31,
	2023	2022
Machinery and equipment	$61	$582
Furniture and equipment	5	27
Computer hardware and software	78	136
Tooling and molds	6	199
Leasehold improvements	—	19
Construction in progress	—	66
	150	1,029
Less accumulated depreciation and amortization	(90)	(331)
Property and equipment, net	$60	$698

Depreciation expense for the years ended December 31, 2023 and 2022, was approximately $121 thousand and $330 thousand, respectively.

During the year ended December 31, 2023 the Company determined the carrying value of the property plant and equipment had been impaired due to the current financial condition of the Company and recognized a non-cash impairment charge of $0.5 million. The fair value was determined by estimating the amount the Company could receive if they were to sell the assets.